United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 21, 2014

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  0-12126                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Franklin Financial Services Corporation (or “Company”) (OTCQX: FRAF), the bank holding company of Farmers and Merchants Trust Company of Chambersburg (F&M Trust Company), has announced that its common stock begins trading today on the OTCQX® marketplace, operated by OTC Markets Group.  The news release announcing this event is attached to this report as Exhibits 99.1

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:

NumberDescription

3.1	News Release dated October 21, 2014 of

Franklin Financial Services Corporation

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.

William E. Snell, Jr., President

                                                                                 and Chief Executive Officer

Dated: October 21, 2014

Franklin Financial now trading on OTCQX®

(Chambersburg, PA) Franklin Financial Services Corporation (or “Company”) (OTCQX: FRAF), the bank holding company of Farmers and Merchants Trust Company of Chambersburg (F&M Trust), has announced that its common stock begins trading today on the OTCQX® marketplace, operated by OTC Markets Group.  The company’s stock symbol, ‘FRAF’, remains the same.

OTC Markets Group operates the OTCQX®, OTCQB® and OTC Pink® marketplaces. The marketplace on which a company trades reflects the integrity of its operations, its level of disclosure, and its degree of investor engagement. The OTCQX marketplace is the best marketplace designed for established, investor-focused companies that meet high financial standards, are current in their financial disclosures and are sponsored by a professional third-party advisor. The companies found on OTCQX are distinguished by the excellence of their operations and the diligence with which they communicate relevant and material financial information. Collectively, these actions provide a trusted marketplace which builds confidence with shareholders and potential investors. The Company believes the OTCQX marketplace will provide better visibility and exposure to the Company and improve the liquidity of the Company's stock.

Franklin Financial stock was previously listed on the OTCQB venture marketplace under the same symbol, ‘FRAF’. U.S. investors can find current financial disclosure and Real-Time Level 2 quotes for the Company on www.otcmarkets.com.  Monroe Financial Partners Inc. serves as Franklin Financial Services Corporation’s Corporate Broker on OTCQX.

“We are thrilled to welcome Franklin Financial Services Corporation to the OTCQX marketplace,” said R. Cromwell Coulson, President and CEO of OTC Markets Group.  “Franklin Financial Services joins the growing family of U.S. community and regional banks that have chosen OTCQX to provide their shareholders transparent trading and convenient access to their news and financial disclosure."

Franklin Financial is an independent, locally owned and operated bank holding company headquartered in Chambersburg with over $1 billion in assets.  Its wholly owned subsidiary, F&M Trust operates twenty-five community banking offices located throughout Cumberland, Franklin, Fulton and southern Huntingdon counties in Boiling Springs, Camp Hill, Carlisle, Chambersburg, Greencastle, Hustontown, McConnellsburg, Mont Alto, Marion, Mechanicsburg, Newville, Orbisonia, Shippensburg, St. Thomas, Warfordsburg and Waynesboro.